BROWN ADVISORY FUNDS

Brown Advisory – Macquarie Asia New Stars Fund
 (the “Fund”)

Supplement dated June 15, 2018
to the Summary Prospectus, Prospectus and Statement of Additional Information dated
October 31, 2017

Effective as of July 1, 2018, Brown Advisory LLC, the investment adviser to the Fund, has voluntarily agreed to lower its investment advisory fee to 1.00% of the Fund’s average daily net assets, computed daily and payable monthly.  In connection with this matter, Macquarie Funds Management Hong Kong Limited, the investment sub-adviser to the Fund, has also voluntarily agreed to lower its investment sub-advisory fee.

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Please retain this supplement for your reference.